                                                                   EXHIBIT 10.47

                            SECOND OMNIBUS AGREEMENT


                  THIS SECOND OMNIBUS AGREEMENT (this "Agreement") dated as of , 2002 by and among Safety Insurance Group, Inc., a Delaware corporation (the "Company"), and each of the other parties which are signatories hereto (the "Securityholders").

                  WHEREAS, the Company desires to raise funds by issuing and selling up to 9,200,000 shares (the "Shares") of the common stock of the Company, par value $0.01 (the "Common Stock") in an underwritten public offering (the "Offering");

                  WHEREAS, the parties hereto are parties to an Omnibus Agreement, dated as of July 1, 2002 (the "First Omnibus Agreement"), the provisions of which (other than Sections 1 and 7 thereof) became null and void when the Closing Date (as defined in the First Omnibus Agreement) did not occur prior to August 31, 2002;

                  WHEREAS, in connection with the Offering, the Company desires
(i) to amend its Restated Certificate of Incorporation to, among other things, cause the conversion of all outstanding shares of its 6.0% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (the "Series A Shares") into shares of its Common Stock and (ii) the prepayment of all the Company's outstanding 13.0% Senior Subordinated Notes, aggregate principal amount $30.0 million (each, a "Senior Note" and together, the "Senior Notes");

                  WHEREAS, one of the Securityholders, Fairholme Partners, L.P. ("FPLP"), has agreed to purchase shares of Common Stock directly from the Company on a non-underwritten basis at the initial public offering price in or concurrently with the Offering; and

                  WHEREAS, the Company and the Securityholders desire to enter into certain other agreements in connection with the Offering.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. STOCKHOLDER WRITTEN CONSENTS.

                  (a) FIRST OMNIBUS AGREEMENT. The Securityholders hereby confirm that Section 1 of the First Omnibus Agreement remains in full force and effect, and hereby approve and ratify the resolutions set forth in Appendices A and B thereto with the same force and effect as if adopted at a duly convened meeting of such Securityholders.

                  (b) APPROVAL OF THE OMNIBUS PLAN. The Securityholders hereby waive all notice of time, place and purpose of meeting and consent to and adopt the resolution set forth in Appendix A hereto pursuant to Section 228(a) of the Delaware General Corporation Law in lieu of holding a special meeting, with the same force and effect as if adopted at a duly convened meeting of such Securityholders.


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                  2. WAIVER OF NOTICE. The Company intends to prepay the Senior
Notes at the date and time of the closing of the Offering, without reference to the closing of any over-allotment option granted in connection with the Offering (such date and time, the "Closing Date") or as soon as practicable thereafter with proceeds from the Offering or from a new bank credit facility to be entered into concurrently with the Offering. Each Securityholder which holds Senior Notes hereby waives written notice of any such prepayment under Section 4.3 of the Purchase Agreement dated as of October 15, 2001 between the Company and JZ Equity Partners plc ("JZEP").

                  3. STOCKHOLDERS AGREEMENT.

                  (a) NO PREEMPTIVE RIGHTS. The Securityholders hereby acknowledge and agree that any preemptive or other similar rights they may have under Section 5.5 of the Stockholders Agreement, dated as of October 16, 2001 (the "Stockholders Agreement") among the Company and the other parties thereto, or that they may otherwise have do not apply to any of (i) the issuance of shares of Common Stock upon conversion of the Series A Shares, (ii) the issuance of any stock option to any Securityholder who is an officer of the Company or any subsidiary, (iii) the issuance of shares of Common Stock in the Offering or
(iv) any shares of Common Stock issued directly to any Securityholder by the Company on a non-underwritten basis in or concurrently with the Offering.

                  (b) NO PIGGYBACK REGISTRATION RIGHTS. The Securityholders hereby waive all rights they may have under Section 6.2 of the Stockholders Agreement to notice of the Company's intention to effect the Offering or to cause the Company to effect the registration of any of the Securityholders' shares of Common Stock in the Offering.


                  (c) REGISTRABLE SECURITIES. The Company and the Securityholders hereby confirm and acknowledge that any and all shares of Common Stock issuable upon conversion of the Series A Shares or issued directly to any Securityholder by the Company on a non-underwritten basis in or concurrently with the Offering shall constitute "Common Stock" and "Registrable Securities" (as such terms are defined in the Stockholders Agreement) for all purposes thereunder.

                  (d) TERMINATION OF CERTAIN PROVISIONS. The Company and the Securityholders agree that, for purposes of Section 7.1 of the Stockholders Agreement, a "Public Offering" (as such term is defined in the Stockholders Agreement) "occurs" effective as of the date and time of the closing thereof (without reference to the closing of any overallotment option granted in connection therewith).

                  4. CONSENT, WAIVER AND CONFIRMATION.

                  (a) CONSENT TO TRANSACTIONS. The Securityholders hereby consent to the Offering and to the other actions to be taken and transactions to be entered into by the Company in connection or concurrently therewith, including but not limited to the actions and transactions contemplated by this Agreement.

                  (b) WAIVER OF MANAGEMENT RIGHTS. Each of (i) the Company, (ii) FPLP, a party to a Management Rights Agreement by and between it and the Company dated as of

October 26, 2001, and (iii) TCW/Crescent Mezzanine Partners III, L.P. ("TCW"), a party to a Management Rights Agreement by and between it and the Company dated as of October 25, 2001, hereby agrees that each such Management Rights Agreement shall terminate automatically, effective as of the Closing Date; it being understood that the obligations of each of Fairholme and TCW under Section 4 of its respective Management Rights Agreement shall remain in full force and effect with respect to information and materials obtained before the Closing Date. Effective as of the Closing Date, FPLP and TCW each hereby waives any breach by the Company prior to the Closing Date of any terms of its respective Management Rights Agreement.

                  (c) FPLP CONFIRMATION. FPLP and the Company each hereby confirms and agrees that any and all references to the "Omnibus Agreement," as such term is defined in the Stock Purchase Agreement dated as of June 28, 2002 (the "FPLP Agreement") by and between the Company and FPLP, shall be deemed to be references to this Agreement.

                  5. CUSTODY ARRANGEMENTS AND POWERS OF ATTORNEY.

                  (a) CUSTODY ARRANGEMENTS. The Company and certain of its Securityholders have executed certain Letters of Transmittal and Custody Agreements (each, as amended from time to time, a "Custody Agreement") in connection with the Offering under which the Company is appointed Custodian (as such term is defined in the Custody Agreements) of each such Securityholder's securities. The Company and each Securityholder which executed a Custody Agreement hereby confirm that such Custody Agreement shall continue in full force and effect in connection with the Offering and the transactions contemplated by this Agreement. The Company shall continue to act as Custodian in connection with each such Custody Agreement and shall have full discretion to appoint or revoke the appointment of any agent selected by the Company to assist it in its duties as Custodian thereunder.

                  (b) POWERS OF ATTORNEY. Each Securityholder hereby irrevocably constitutes and appoints A. Richard Caputo, Jr., John W. Jordan II and David W. Zalaznick, each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact (the "Attorneys") of such Securityholder with full power in the name of, for and on behalf of, such Securityholder with respect to all matters arising in connection with Offering and the transactions and actions contemplated by the Company and the Securityholders relating thereto, including, but not limited to, the power and authority to take further action to implement this Agreement and the transactions contemplated hereby. Each of the Attorneys is hereby empowered to determine in his sole discretion the time or times when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him pursuant hereto; PROVIDED, that no Attorney shall exercise the power granted to him hereunder in a manner that adversely affects any Securityholder disproportionately to any one or more other Securityholders.

                  The power of attorney granted by each Securityholder hereunder (each, a "Power of Attorney") is an agency coupled with an interest and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of such Securityholder or by operation of law, whether, to the extent applicable, by the death or incapacity of such Securityholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which such Securityholder is acting as fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership), whether or not any such Attorney shall have notice of any such event. Notwithstanding any of the foregoing provisions, if the Offering shall not have occurred on or prior to December 31, 2002, then from and after such date each Power of Attorney granted hereby shall be deemed terminated.

                  The Attorneys, and any of them, shall be entitled to act and rely upon any representation, warranty, agreement, statement, request, notice or instructions respecting the Power of Attorney hereby granted by a Securityholder which is given by such Securityholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained. In acting hereunder, the Attorneys may also rely on the representations, warranties and agreements of such Securityholder made in this Agreement.

                  The Attorneys (in such capacity) make no representations with respect to and shall have no responsibility for the Registration Statement on Form S-1 of the Company (and any amendments thereto) relating to the Offering (the "Registration Statement") or any prospectus contained therein nor, except as herein expressly provided, for any aspect of the pending Offering and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or bad faith. Each Securityholder severally agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under the Power of Attorney granted by such Securityholder hereunder, as well as the cost and expense of defending against any claim of liability hereunder, and not due to the Attorneys' own gross negligence or willful misconduct. Each Securityholder agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

                  6. REPRESENTATIONS AND WARRANTIES.

                  (a) Each Securityholder hereby represents and warrants that this Agreement has been duly executed and delivered by or on behalf of such Securityholder and is the valid and legally binding agreement of such Securityholder enforceable against it in accordance with its terms, except that
(i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which the proceedings therefore may be brought.

                  (b) Each Securityholder hereby represents and warrants that neither the execution, delivery or performance of this Agreement by or on behalf of such Securityholder nor the consummation by or on behalf of such Securityholder of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, arbitrator, administrative agency or other governmental body, agency or official, (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the organizational documents of such Securityholder or any material agreement, indenture, lease or other instrument to which such Securityholder is a party or by which such Securityholder is or may be bound, (iii) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to such Securityholder, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Securityholder pursuant to the terms of any material agreement or instrument to which such Securityholder is a party or by which such Securityholder may be bound or to which any of the property or assets of such Securityholder is subject.

                  (c) Each Securityholder hereby represents and warrants that
(i) all information furnished by or on behalf of such Securityholder in writing specifically for use in the Registration Statement and the prospectus contained therein is, and on the Closing Date will be, true, correct and complete and does not, and on the Closing Date will not, contain any untrue statement of material fact or omit to state any material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading and (ii) such Securityholder has reviewed and is familiar with the information concerning it in the preliminary prospectus dated July 9, 2002 relating to the Offering under the caption "Ownership of Common Stock" and has no knowledge of any material fact, condition or information concerning it in its capacity as a Securityholder not disclosed in such preliminary prospectus.

                  (d) If such Securityholder holds Series A Shares (each, a "Preferred Holder"), then such Preferred Holder represents and warrants that the shares of Common Stock such Preferred Holder will acquire upon conversion of its Series A Shares will be acquired for investment for such Preferred Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Preferred Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. Further, such Preferred Holder understands that the shares of Common Stock it will acquire upon such conversion have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and absent registration, may not be offered or sold within the United States except pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

                  (e) Each of JZEP, TCW, TCW/Crescent Mezzanine Trust III and TCW/Crescent Mezzanine Partners III Netherlands, L.P. hereby represents and warrants that it is a "qualified institutional buyer" as such term is defined under Rule 144A of the Securities Act.

                  (f) FPLP hereby represents and warrants that the representations and warranties it made in the FPLP Agreement are true and correct on and as of the date hereof, each as though made as of the date hereof, except to the extent if any, as otherwise disclosed in writing to the Company concurrently with its execution and delivery of this Agreement.

                  The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Company, Credit Suisse First Boston Corporation, Jefferies & Company, Inc. and each of their respective representatives, agents and counsel.

                  7. EFFECTIVENESS. This Agreement will become effective immediately upon execution and delivery of this Agreement by the parties hereto. If the Closing Date does not occur prior to December 31, 2002, this Agreement (other than Section 1 hereof and this Section 7) shall be deemed null and void and shall have no further force or effect.

                  8. LEGEND. Each certificate for shares of Common Stock held by any party to this Agreement which constitute "restricted securities" as such term is defined in Rule 144 under the Securities Act (or any successor provision) shall bear the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXCEPTION FROM REGISTRATION, UNDER SAID ACT.

         The foregoing legend shall not be removed until the shares represented by the certificate are sold pursuant to an effective registration statement or Rule 144 (including Rule 144(k)) under the Securities Act (or any successor provision) or the Company shall otherwise determine in its sole discretion to remove the legend. The Company may make any removal of the legend subject to receipt of such legal opinions or certifications as it shall reasonably request.

                  9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.







                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                               SAFETY INSURANCE GROUP, INC.


                               By:
                                  ----------------------------------
                                  Name:  David F. Brussard
                                  Title: Chief Executive Officer and President



                                   ---------------------------------
                                          David F. Brussard



                                   ---------------------------------
                                          Edward N. Patrick, Jr.



                                   ---------------------------------
                                          William J. Begley, Jr.



                                   ---------------------------------
                                          Daniel F. Crimmins



                                   ---------------------------------
                                          Daniel D. Loranger



                                   ---------------------------------
                                          Robert J. Kerton



                                   ---------------------------------
                                          David E. Krupa


                               LEUCADIA INVESTORS, INC.

                               By:
                                  -----------------------------------
                                   Name:
                                   Title:

                               JOHN W. JORDAN II REV. TRUST

                               By:
                                   ----------------------------------
                                   Name:
                                   Title:



                                   ---------------------------------
                                          David W. Zalaznick



                                   ---------------------------------
                                          Jonathan F. Boucher



                                   ---------------------------------
                                        A. Richard Caputo, Jr.



                                   ---------------------------------
                                           Adam E. Max



                                   ---------------------------------
                                           Douglas J. Zych



                                   ---------------------------------
                                           Brian Higgins



                                   ---------------------------------
                                           Paul Rodzevik


                               JZ EQUITY PARTNERS PLC

                               By:
                                  -----------------------------------
                                  Name:
                                  Title:

                               J/Z CBO (DELAWARE), LLC

                               By:
                                  -----------------------------------
                                  Name:
                                  Title:

                               TCW/CRESCENT MEZZANINE TRUST III

                               By:
                                  ----------------------------------
                                   Name:
                                   Title:


                               TCW/CRESCENT MEZZANINE PARTNERS III, L.P.

                               By:
                                  --------------------------------------
                                   Name:
                                   Title:


                               TCW/CRESCENT MEZZANINE PARTNERS III
                               (NETHERLANDS), L.P.

                               By:
                                  ------------------------------------
                                  Name:
                                  Title:


                               FAIRHOLME PARTNERS, L.P.


                               By:
                                  -----------------------------------
                                  Name:
                                  Title:


                               ROBERT D. & ANN MARIE MANN,
                               TRUSTEES, MANN TRUST, 4/16/00


                               By:
                                  ----------------------------------
                                   Name:
                                   Title:

                  NOW, THEREFORE, BE IT RESOLVED, that the stockholders of the Company approve the Plan, as amended and restated, as set forth in Exhibit I hereto.